Exhibit 99.1

Power Integrations Reports Fourth-Quarter and Full-Year Financial Results

Fourth-quarter revenues increased 23 percent year-over-year to $114.5 million

Fourth-quarter GAAP earnings were $5.28/diluted share; non-GAAP earnings were $5.60/diluted share; GAAP and non-GAAP earnings include benefit of $4.78/share from litigation settlement

SAN JOSE, Calif.--(BUSINESS WIRE)--January 30, 2020--Power Integrations (Nasdaq: POWI) today announced financial results for the quarter and year ended December 31, 2019. The results include the previously announced settlement of the company’s patent disputes with ON Semiconductor, which resulted in a payment to the company of $175 million in October 2019.

Net revenues for the fourth quarter were $114.5 million, flat compared to the prior quarter and up 23 percent from the fourth quarter of 2018. Net income for the fourth quarter was $158.3 million or $5.28 per diluted share compared to $0.57 per share in the prior quarter and $0.77 in the fourth quarter of 2018. Cash flow from operations was $182.2 million for the fourth quarter.

In addition to its GAAP results, the company provided certain non-GAAP measures that exclude stock-based compensation, amortization of acquisition-related intangible assets, the tax effects of these items, and a 2018 tax benefit stemming from U.S. tax-reform legislation. Non-GAAP net income for the fourth quarter of 2019 was $167.9 million or $5.60 per diluted share (including a benefit of $4.78 per share from the litigation settlement), compared with $0.78 per diluted share in the prior quarter and $0.54 per diluted share in the fourth quarter of 2018. A reconciliation of GAAP to non-GAAP financial results appears at the end of this press release.

For the full year, net revenues were $420.7 million, an increase of one percent compared to 2018. Net income for the year was $193.5 million or $6.49 per diluted share compared to $2.32 per diluted share in 2018. Non-GAAP net income for the full year was $219.9 million or $7.38 per diluted share (including a benefit of $4.81 per share from the settlement) compared to $2.71 per diluted share in 2018. Cash flow from operations for the full year 2019 was $224.5 million.

Power Integrations paid a dividend of $0.19 per share on December 31, 2019. The next dividend of $0.19 will be paid on March 31, 2020 to stockholders of record as of February 28, 2020.

Commented Balu Balakrishnan, president and CEO of Power Integrations: “Revenues grew 23 percent year-over-year in the fourth quarter driven by our continued success in rapid-charging for mobile devices and a return to growth in consumer appliances. While sales for the analog semiconductor industry fell in 2019, we delivered positive growth for the year, and we’re entering 2020 with momentum fueled by innovative products such as our InnoSwitch™3 ICs – including our latest devices incorporating GaN technology – and a broad set of opportunities including rapid charging, connected homes, renewable energy and smarter, more efficient appliances.”

Financial Outlook

The company issued the following forecast for the first quarter of 2020:

  Revenues are expected to be $110 million plus or minus $3 million.
  GAAP gross margin is expected to be between 50.5 percent and 51 percent. Non-GAAP gross margin is expected to be between 51.5 percent and 52 percent. (The difference between the expected GAAP and non-GAAP gross margins comprises approximately 0.7 percentage points from amortization of acquisition-related intangible assets and 0.3 percentage points from stock-based compensation.)
  GAAP operating expenses are expected to be approximately $41.5 million; non-GAAP operating expenses are expected to be approximately $35.5 million. (Non-GAAP expenses are expected to exclude approximately $5.8 million of stock-based compensation and $0.2 million of amortization of acquisition-related intangible assets.)

Conference Call Today at 1:30 p.m. Pacific Time

Power Integrations management will hold a conference call today at 1:30 p.m. Pacific time. Members of the investment community can join the call by dialing 1-647-689-4187. The call will also be available on the investor section of the company's website, http://investors.power.com.

About Power Integrations

Power Integrations, Inc. is a leading innovator in semiconductor technologies for high-voltage power conversion. The company’s products are key building blocks in the clean-power ecosystem, enabling the generation of renewable energy as well as the efficient transmission and consumption of power in applications ranging from milliwatts to megawatts. For more information please visit www.power.com.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the company's consolidated financial statements, which are presented according to GAAP, the company provides certain non-GAAP financial information that excludes stock-based compensation expenses recorded under ASC 718-10, amortization of acquisition-related intangible assets, the tax effects of these items and, with respect to the prior-year results, a tax benefit related to the 2017 U.S. tax-reform legislation. The company uses these measures in its financial and operational decision-making and, with respect to one measure, in setting performance targets for compensation purposes. The company believes that these non-GAAP measures offer important analytical tools to help investors understand its operating results, and to facilitate comparability with the results of companies that provide similar measures. Notwithstanding these considerations, the company is including the impact of its litigation settlement in its non-GAAP results in order to be consistent with its historical practice of including litigation-related expenses in its non-GAAP results. Non-GAAP measures have limitations as analytical tools and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the company’s compensation mix, and will continue to result in significant expenses in the company’s GAAP results for the foreseeable future, but is not reflected in the non-GAAP measures. Also, other companies, including companies in Power Integrations’ industry, may calculate non-GAAP measures differently, limiting their usefulness as comparative measures. Reconciliations of non-GAAP measures to GAAP measures are attached to this press release.

Note Regarding Forward-Looking Statements

The above statements regarding the company’s forecast for its first-quarter financial performance are forward-looking statements reflecting management's current expectations and beliefs. These forward-looking statements are based on current information that is, by its nature, subject to rapid and even abrupt change. Due to risks and uncertainties associated with the company's business, actual results could differ materially from those projected or implied by these statements. These risks and uncertainties include, but are not limited to: changes in global macroeconomic conditions, including changing tariffs and uncertainty regarding trade negotiations, which may impact the level of demand for the company’s products; potential changes and shifts in customer demand away from end products that utilize the company's integrated circuits to end products that do not incorporate the company's products; the effects of competition, which may cause the company’s revenues to decrease or cause the company to decrease its selling prices for its products; unforeseen costs and expenses; and unfavorable fluctuations in component costs or operating expenses resulting from changes in commodity prices and/or exchange rates. In addition, new product introductions and design wins are subject to the risks and uncertainties that typically accompany development and delivery of complex technologies to the marketplace, including product development delays and defects and market acceptance of the new products. These and other risk factors that may cause actual results to differ are more fully explained under the caption “Risk Factors” in the company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) on February 13, 2019. The company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by the rules and regulations of the SEC.

Power Integrations, InnoSwitch and the Power Integrations logo are trademarks or registered trademarks of Power Integrations, Inc.

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per-share amounts)

	Three Months Ended			Twelve Months Ended
	December 31, 2019	September 30, 2019	December 31, 2018	December 31, 2019	December 31, 2018
NET REVENUES	$114,457	$114,159	$93,307	$420,669	$415,955

COST OF REVENUES	56,232	56,028	45,302	207,267	201,167

GROSS PROFIT	58,225	58,131	48,005	213,402	214,788

OPERATING EXPENSES:
Research and development	18,298	17,957	17,965	73,470	70,580
Sales and marketing	14,241	13,074	12,746	52,720	51,165
General and administrative	10,634	9,224	8,796	37,582	35,496
Amortization of acquisition-related intangible assets	378	378	455	1,577	1,899
Litigation settlement	(168,969)	-	-	(168,969)	-
Total operating expenses	(125,418)	40,633	39,962	(3,620)	159,140

INCOME FROM OPERATIONS	183,643	17,498	8,043	217,022	55,648

OTHER INCOME	1,852	1,078	1,297	5,392	4,116

INCOME BEFORE INCOME TAXES	185,495	18,576	9,340	222,414	59,764

PROVISION (BENEFIT) FOR INCOME TAXES	27,204	1,477	(13,396)	28,946	(10,220)

NET INCOME	$158,291	$17,099	$22,736	$193,468	$69,984

EARNINGS PER SHARE:
Basic	$5.38	$0.58	$0.78	$6.61	$2.38
Diluted	$5.28	$0.57	$0.77	$6.49	$2.32

SHARES USED IN PER-SHARE CALCULATION:
Basic	29,427	29,385	29,164	29,267	29,456
Diluted	30,005	29,866	29,651	29,816	30,147

SUPPLEMENTAL INFORMATION:	Three Months Ended			Twelve Months Ended
	December 31, 2019	September 30, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Stock-based compensation expenses included in:
Cost of revenues	$413	$280	$313	$1,237	$1,097
Research and development	2,754	1,893	1,944	8,423	7,688
Sales and marketing	1,602	1,211	1,222	5,015	4,729
General and administrative	3,569	1,722	1,963	8,672	8,066
Total stock-based compensation expense	$8,338	$5,106	$5,442	$23,347	$21,580

Cost of revenues includes:
Amortization of acquisition-related intangible assets	$955	$940	$813	$3,483	$3,253

General & administrative expenses include:
Patent-litigation expenses	$2,253	$2,573	$2,304	$9,425	$8,525

	Three Months Ended			Twelve Months Ended
REVENUE MIX BY END MARKET	December 31, 2019	September 30, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Communications	29%	29%	20%	26%	20%
Computer	6%	5%	6%	5%	5%
Consumer	35%	32%	34%	35%	38%
Industrial	30%	34%	40%	34%	37%

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(in thousands, except per-share amounts)

		Three Months Ended			Twelve Months Ended
		December 31, 2019	September 30, 2019	December 31, 2018	December 31, 2019	December 31, 2018
	RECONCILIATION OF GROSS PROFIT
GAAP gross profit		$58,225	$58,131	$48,005	$213,402	$214,788
	GAAP gross margin	50.9%	50.9%	51.4%	50.7%	51.6%

	Stock-based compensation included in cost of revenues	413	280	313	1,237	1,097
	Amortization of acquisition-related intangible assets	955	940	813	3,483	3,253

Non-GAAP gross profit		$59,593	$59,351	$49,131	$218,122	$219,138
	Non-GAAP gross margin	52.1%	52.0%	52.7%	51.9%	52.7%

		Three Months Ended			Twelve Months Ended
	RECONCILIATION OF OPERATING EXPENSES	December 31, 2019	September 30, 2019	December 31, 2018	December 31, 2019	December 31, 2018
	GAAP operating expenses	$(125,418)	$40,633	$39,962	$(3,620)	$159,140

Less:	Stock-based compensation expense included in operating expenses
	Research and development	2,754	1,893	1,944	8,423	7,688
	Sales and marketing	1,602	1,211	1,222	5,015	4,729
	General and administrative	3,569	1,722	1,963	8,672	8,066
	Total	7,925	4,826	5,129	22,110	20,483

	Amortization of acquisition-related intangible assets	378	378	455	1,577	1,899

	Non-GAAP operating expenses	$(133,721)	$35,429	$34,378	$(27,307)	$136,758

		Three Months Ended			Twelve Months Ended
	RECONCILIATION OF INCOME FROM OPERATIONS	December 31, 2019	September 30, 2019	December 31, 2018	December 31, 2019	December 31, 2018
	GAAP income from operations	$183,643	$17,498	$8,043	$217,022	$55,648
	GAAP operating margin	160.4%	15.3%	8.6%	51.6%	13.4%

Add:	Total stock-based compensation	8,338	5,106	5,442	23,347	21,580
	Amortization of acquisition-related intangible assets	1,333	1,318	1,268	5,060	5,152

	Non-GAAP income from operations	$193,314	$23,922	$14,753	$245,429	$82,380
	Non-GAAP operating margin	168.9%	21.0%	15.8%	58.3%	19.8%

		Three Months Ended			Twelve Months Ended
	RECONCILIATION OF PROVISION (BENEFIT) FOR INCOME TAXES	December 31, 2019	September 30, 2019	December 31, 2018	December 31, 2019	December 31, 2018
	GAAP provision (benefit) for income taxes	$27,204	$1,477	$(13,396)	$28,946	$(10,220)
	GAAP effective tax rate	14.7%	8.0%	-143.4%	13.0%	-17.1%

	Impact of U.S. tax legislation	-	-	(9,687)	-	(9,687)
	Tax effect of adjustments to GAAP results	(53)	(266)	(3,846)	(1,955)	(5,361)

	Non-GAAP provision for income taxes	$27,257	$1,743	$137	$30,901	$4,828
	Non-GAAP effective tax rate	14.0%	7.0%	0.9%	12.3%	5.6%

		Three Months Ended			Twelve Months Ended
	RECONCILIATION OF NET INCOME PER SHARE (DILUTED)	December 31, 2019	September 30, 2019	December 31, 2018	December 31, 2019	December 31, 2018
GAAP net income		$158,291	$17,099	$22,736	$193,468	$69,984

	Adjustments to GAAP net income
	Stock-based compensation	8,338	5,106	5,442	23,347	21,580
	Amortization of acquisition-related intangible assets	1,333	1,318	1,268	5,060	5,152
	Impact of U.S. tax legislation	-	-	(9,687)	-	(9,687)
	Tax effect of items excluded from non-GAAP results	(53)	(266)	(3,846)	(1,955)	(5,361)

Non-GAAP net income		$167,909	$23,257	$15,913	$219,920	$81,668

	Average shares outstanding for calculation
	of non-GAAP net income per share (diluted)	30,005	29,866	29,651	29,816	30,147

	Non-GAAP net income per share (diluted)	$5.60	$0.78	$0.54	$7.38	$2.71

	GAAP net income per share	$5.28	$0.57	$0.77	$6.49	$2.32

POWER INTEGRATIONS, INC.
CALCULATION OF EARNINGS PER SHARE BENEFIT OF SETTLEMENT
(in thousands, except per-share amounts)

		Three Months Ended			Twelve Months Ended
		December 31, 2019	September 30, 2019	December 31, 2018	December 31, 2019	December 31, 2018
	Gain from litigation settlement	$168,969	$-	$-	$168,969	$-
	Tax expense attributed to settlement	25,543	-	-	25,543	-
	Litigation settlement net of tax	$143,426	$-	$-	$143,426	$-

	Earnings per share benefit of settlement (GAAP and non-GAAP)	$4.78	$-	$-	$4.81	$-

	Diluted average shares outstanding	30,005	29,866	29,651	29,816	30,147

POWER INTEGRATIONS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31, 2019	September 30, 2019	December 31, 2018
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$178,690	$80,162	$134,137
Short-term marketable securities	232,398	164,649	94,451
Accounts receivable, net	24,274	25,819	11,072
Inventories	90,380	88,710	80,857
Prepaid expenses and other current assets	15,597	15,316	11,915
Total current assets	541,339	374,656	332,432

PROPERTY AND EQUIPMENT, net	116,619	114,930	114,117
INTANGIBLE ASSETS, net	16,865	18,238	21,152
GOODWILL	91,849	91,849	91,849
DEFERRED TAX ASSETS	2,836	5,564	6,906
OTHER ASSETS	34,388	31,173	22,241
Total assets	$803,896	$636,410	$588,697

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$27,433	$30,542	$31,552
Accrued payroll and related expenses	13,408	10,796	12,131
Taxes payable	584	597	933
Other accrued liabilities	9,051	7,717	3,750
Total current liabilities	50,476	49,652	48,366

LONG-TERM LIABILITIES:
Income taxes payable	14,617	9,309	8,652
Deferred tax liabilities	164	152	216
Other liabilities	14,093	11,969	4,391
Total liabilities	79,350	71,082	61,625

STOCKHOLDERS' EQUITY:
Common stock	28	28	28
Additional paid-in capital	152,117	143,554	126,164
Accumulated other comprehensive loss	(3,130)	(1,084)	(1,689)
Retained earnings	575,531	422,830	402,569
Total stockholders' equity	724,546	565,328	527,072
Total liabilities and stockholders' equity	$803,896	$636,410	$588,697

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Twelve Months Ended
	December 31, 2019	September 30, 2019	December 31, 2018	December 31, 2019	December 31, 2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$158,291	$17,099	$22,736	$193,468	$69,984
Adjustments to reconcile net income to cash provided by operating activities
Depreciation	4,928	4,831	4,549	19,190	18,918
Amortization of intangible assets	1,373	1,357	1,300	5,213	5,267
Loss on disposal of property and equipment	35	62	98	249	553
Stock-based compensation expense	8,338	5,106	5,442	23,347	21,580
Amortization of premium (accretion of discount) on marketable securities	104	(66)	(115)	(192)	227
Deferred income taxes	2,741	(381)	(3,070)	4,019	(4,465)
Increase (decrease) in accounts receivable allowances	-	-	(198)	57	(28)
Change in operating assets and liabilities:
Accounts receivable	1,545	(351)	2,868	(13,259)	5,754
Inventories	(1,670)	487	(6,656)	(9,523)	(23,770)
Prepaid expenses and other assets	902	580	1,226	(2,132)	(1,495)
Accounts payable	(3,920)	(6,789)	(1,311)	(6,556)	1,336
Taxes payable and other accrued liabilities	9,492	(91)	(8,540)	10,618	(9,897)
Net cash provided by operating activities	182,159	21,844	18,329	224,499	83,964

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(9,789)	(5,977)	(5,557)	(24,114)	(24,677)
Acquisition of technology licenses	(675)	(100)	-	(1,026)	(900)
Purchases of marketable securities	(71,952)	(80,864)	(4,612)	(207,240)	(62,833)
Proceeds from sales and maturities of marketable securities	4,150	46,762	10,050	70,334	157,551
Net cash provided by (used in) investing activities	(78,266)	(40,179)	(119)	(162,046)	69,141

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	225	4,005	803	9,908	9,353
Repurchase of common stock	-	-	(28,776)	(7,302)	(103,153)
Payments of dividends to stockholders	(5,590)	(4,999)	(4,651)	(20,506)	(18,823)
Proceeds from draw on line of credit	-	-	-	-	8,000
Payments on line of credit	-	-	-	-	(8,000)
Net cash used in financing activities	(5,365)	(994)	(32,624)	(17,900)	(112,623)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	98,528	(19,329)	(14,414)	44,553	40,482

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	80,162	99,491	148,551	134,137	93,655

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$178,690	$80,162	$134,137	$178,690	$134,137

Contacts

Joe Shiffler
Power Integrations, Inc.
(408) 414-8528
joe@power.com